UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Miles B. Yakre

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Miles B. Yakre	Dated as of March 1, 2012
Miles B. Yakre
Senior Vice President,
Chief Financial Officer, and Treasurer

APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of March 1, 2012
Filed on Form S-1
File Numbers:

333-166476

333-166456

333-166455

333-166458

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Christopher J. Pagano

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Christopher J. Pagano	Dated as of March 1, 2012
Christopher J. Pagano
Director

APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of March 1, 2012
Filed on Form S-1
File Numbers:

333-166476

333-166456

333-166455

333-166458

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Sylvia Wagner

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Sylvia Wagner	Dated as of March 1, 2012
Sylvia Wagner
Director

APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of March 1, 2012
Filed on Form S-1
File Numbers:

333-166476

333-166456

333-166455

333-166458

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

S. Craig Lemasters

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ S. Craig Lemasters	Dated as of March 1, 2012
S. Craig Lemasters
Director

APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of March 1, 2012
Filed on Form S-1
File Numbers:

333-166476

333-166456

333-166455

333-166458

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Michael J. Peninger

does hereby authorize Sarah M. Patterson, E.L. Gioia, or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Michael J. Peninger	Dated as of March 1, 2012
Michael J. Peninger
Chairman of the Board

APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of March 1, 2012
Filed on Form S-1
File Numbers:

333-166476

333-166456

333-166455

333-166458

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

John Steven Roberts

does hereby authorize Sarah M. Patterson, E.L. Gioia or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ John Steven Roberts	Dated as of March 1, 2012
John Steven Roberts
President and Chief Executive Officer
Director

APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of March 1, 2012
Filed on Form S-1
File Numbers:

333-166476

333-166456

333-166455

333-166458